Item 1.  Report to Shareholders

DECEMBER 31, 2004

Annual Report

T. Rowe Price Institutional Large-Cap Value Fund

--------------------------------------------------------------------------------

The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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

T. Rowe Price Institutional Large-Cap Value Fund

Manager Commentary

Equities advanced sharply in the second half of 2004 as investor confidence improved and corporate earnings, dividend, and cash flow growth remained strong. The market environment can be divided into two distinct periods. The first was sluggish, weighed down by investors concerned that the Fed planned to raise interest rates, troubling news from Iraq, the price of oil reaching $55 per barrel, and uncertainty over the election. The second, and more profitable, period occurred in the final months of the year following a peak in oil prices and a decisive conclusion to the election, which triggered an impressive rally. As a result of this late-year surge, the Standard & Poor's 500 Stock Index returned 10.88% in 2004, the bulk of it achieved in the fourth quarter.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/04                            6 Months            12 Months
--------------------------------------------------------------------------------

Institutional Large-Cap
Value Fund                                           10.60%               16.09%

Russell 1000 Value Index                             12.08                16.49

Lipper Large-Cap Value
Funds Index                                           8.22                12.00

Your fund posted excellent results during the 6- and 12-month periods ended December 31, 2004. Fund performance lagged the Russell 1000 Value Index during the second half and was roughly in line with it for the year. Returns for both periods easily outpaced those of the Lipper Large-Cap Value Funds Index. Reflecting on the past year, we believe the best word to describe the fund's performance is solid, as value stocks handily outperformed growth stocks across all market capitalizations.

PORTFOLIO REVIEW

Strong stock selection in the utilities sector was a top contributor to performance versus the Russell 1000 Value Index. Over the past two years, the share price of TXU rose dramatically as the company continued to restructure its portfolio of businesses. It evolved from a balance-sheet-challenged acquisitive company to a lean and focused electricity provider. Today, investors have an almost uniformly positive view of the company's prospects, which has resulted in the share price increasing to a point where there is little room for disappointment. Consequently, we eliminated the position to focus on other opportunities with greater potential for appreciation. (Please refer to our portfolio of investments for a complete listing of fund holdings and the amount each represents of the portfolio.)

Sector Diversification
--------------------------------------------------------------------------------

Periods Ended                                      6/30/04             12/31/04
--------------------------------------------------------------------------------

Consumer Discretionary                                12.6%                13.3%

Consumer Staples                                       3.9                  4.9

Energy                                                10.3                  9.6

Financials                                            30.6                 29.8

Health Care                                            6.2                  5.6

Industrials and Business Services                     14.6                 14.6

Information Technology                                 4.9                  4.7

Materials                                              5.2                  5.4

Telecommunication Services                             5.5                  6.1

Utilities                                              4.9                  4.3

Other and Reserves                                     1.3                  1.7
--------------------------------------------------------------------------------

Total                                                100.0%               100.0%

Historical weightings reflect current industry/sector classifications.

An overweight position along with strong stock selection in the industrials sector also contributed positively to relative performance. Industrials delivered sterling results over the year, thanks to the economic rebound. Within the sector, Tyco International recovered from the scandal that had previously plagued the company, and investors became increasingly comfortable with its prospects. In addition, railroad companies CSX and Union Pacific benefited from a growth in volume and better pricing power. In the aerospace segment, the shares of Rockwell Collins advanced following an upturn in the industry, while Raytheon saw an increase in orders for its business jets while simultaneously settling some outstanding liabilities.

The materials sector was another boon to relative performance, with Nucor benefiting from strong steel prices because of strong global demand, a weak dollar, and steep surcharges to cover the rising costs of raw materials. In addition, the company increased its regular cash dividend, citing robust earnings and a positive long-term outlook. Strong stock selection in telecom services was another positive contributor. Sprint enjoyed strong growth in its wireless unit, and it appears that the long-distance environment has begun to stabilize. Management has been de-leveraging the balance sheet through the repayment of debt and continues to generate strong free cash flow. In addition, the company recently announced the acquisition of Nextel, and the merger is likely to unlock hidden value at each entity.

On a negative note, the health care sector significantly lagged the market as pharmaceuticals were negatively affected by limited growth prospects, continued competitive pressure from generics, Merck's withdrawal of its arthritis and acute pain medication Vioxx, and Pfizer's announcement of increased heart attack risk with its painkiller Celebrex. Fortunately, we did not own Pfizer, and if we had known beforehand about Merck's problems with Vioxx, we never would have invested in that stock either. Merck has been struggling with other issues as well that have hurt the company's performance and management's credibility. The fund's overweight position in this area detracted from relative performance.

Another source of weakness was stock selection in the financials sector, particularly our position in the nation's leading insurance broker Marsh & McLennan. However, our sense is that the company's new management has moved aggressively to address the issues raised by New York Attorney General Eliot Spitzer. We believe the firm enjoys a strong market position, its other businesses are recovering, and a reasonable settlement with authorities should remove a great cloud of uncertainty from the company.

Regarding significant purchases and sales, the Major Portfolio Changes table following this commentary highlights our most significant trading activity over the last six months and year. Among our major new and incremental investments, we would highlight Coca-Cola as a typical purchase and contrast it with our largest sale, TXU, mentioned earlier. The challenges facing Coca-Cola have been well documented in the business and popular media, and, despite its illustrious history, the company's share price fell sharply to the vicinity of $40 in the second half of 2004. The price decline, in our view, created an interesting opportunity to invest in one of the world's great consumer brands at a reasonable valuation level. While a great deal of controversy still surrounds the company, controversy often creates a valuation opportunity. Coca-Cola is a company underpinned by financial quality, global name recognition, significant free cash flow, a fairly attractive dividend yield, and a board and management committed to improving performance. We feel this is an investment that provides a combination of relatively limited downside risk and good upside potential.

The case of TXU is quite the opposite, as discussed above. Thanks to sharp appreciation in the share price, the stock no longer has the value attributes that originally attracted us. Our other significant purchases and sales could be described in similar terms. Most of the companies in which we reduced or eliminated positions had ascended to a valuation level that was far less compelling than at the time of our original investment. Conversely, many significant purchases in the second half were in companies that experienced issues or controversies, resulting in valuation opportunities for us.

OUTLOOK

As 2005 gets under way, we see opportunity and uncertainty looming in the months ahead. Stock valuations are only average. The Federal Reserve appears likely to continue raising short-term interest rates. Investors are legitimately concerned about the direction of oil prices, the weak dollar, and the lack of good news emanating from Iraq. However, the backdrop for good stock market performance seems reasonable, but not great. Earnings and dividend growth should continue at healthy rates, albeit slower than last year. Investor confidence continues to improve. Individual, institutional, and corporate investors have substantial liquid assets that can be reallocated to equities. Finally, value stocks should benefit from favorable tax treatments for dividends and capital gains.

As always, our focus is to identify sound investments on your behalf. We appreciate your continued confidence and support and extend our best wishes to you for the new year.

Respectfully submitted,

Brian C. Rogers

Stephen W. Boesel

John D. Linehan

January 21, 2005

T. Rowe Price Institutional Large-Cap Value Fund

Risks of Investing in the Fund
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Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock's intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Glossary
--------------------------------------------------------------------------------

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total-return basis.

Russell 1000 Value Index: Measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Performance is reported on a total return basis.

Price/earnings ratio: Calculated by dividing a stock's market value per share by the company's earnings per share for the past 12 months or by expected earnings for the coming year.

Portfolio Highlights

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/04
--------------------------------------------------------------------------------

GE                                                                          5.5%

ExxonMobil                                                                  4.4

Citigroup                                                                   3.8

J.P. Morgan Chase                                                           3.6

Bank of America                                                             3.5

ChevronTexaco                                                               2.5

Verizon Communications                                                      2.2

U.S. Bancorp                                                                2.0

Time Warner                                                                 2.0

Comcast                                                                     1.7

American Express                                                            1.7

NiSource                                                                    1.7

Merck                                                                       1.6

Honeywell International                                                     1.6

Baker Hughes                                                                1.6

Microsoft                                                                   1.5

Duke Energy                                                                 1.5

Morgan Stanley                                                              1.5

Hewlett-Packard                                                             1.5

Liberty Media                                                               1.4

Union Pacific                                                               1.4

International Paper                                                         1.4

Coca-Cola                                                                   1.4

Prudential                                                                  1.4

Waste Management                                                            1.3
--------------------------------------------------------------------------------

Total                                                                      53.7%
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Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. Rowe Price Institutional Large-Cap Value Fund

Major Portfolio Changes
--------------------------------------------------------------------------------

Listed in descending order of size

6 Months Ended 12/31/04

LARGEST PURCHASES
--------------------------------------------------------------------------------

GE

Coca-Cola*

ExxonMobil

Citigroup

J.P. Morgan Chase

Bank of America

Merck

Union Pacific

Marsh & McLennan

ChevronTexaco


LARGEST SALES
--------------------------------------------------------------------------------

TXU**

Rockwell Collins

Disney

Amerada Hess

Marathon Oil

CVS

McDonald's

Cooper Industries**

Burlington Northern Santa Fe**

SAFECO


12 Months Ended 12/31/04

LARGEST PURCHASES
--------------------------------------------------------------------------------

GE*

Citigroup

ExxonMobil

Coca-Cola*

Union Pacific*

Bank of America

J.P. Morgan Chase

CSX*

NiSource

Marsh & McLennan


LARGEST SALES
--------------------------------------------------------------------------------

TXU**

Cooper Industries**

Bank of America

Burlington Northern Santa Fe**

iShares Russell 1000 Value**

Amerada Hess

BellSouth**

Rockwell Collins

McDonald's

Marathon Oil

*    Position added

**   Position eliminated

Table may not include holdings that were both purchased and sold within the specified period.

T. Rowe Price Institutional Large-Cap Value Fund

Growth of $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

Institutional Large-Cap Value Fund
--------------------------------------------------------------------------------

                                                                           As of
                                                                        12/31/04
                                                                        --------

Institutional Large-Cap Value Fund                         $             15,508

Russell 1000 Value Index                                   $             12,867

Lipper Large-Cap Value Funds Index                         $             10,717

                         Institutional
                             Large-Cap         Russell 1000     Lipper Large-Cap
                            Value Fund          Value Index    Value Funds Index

3/31/00                $        10,000      $        10,000      $        10,000

12/00                           11,557               10,651               10,181

12/01                           12,071               10,055                9,308

12/02                           10,303                8,494                7,476

12/03                           13,359               11,045                9,569

12/04                           15,508               12,867               10,717


Average Annual Compound Total Return
--------------------------------------------------------------------------------

                                                                           Since
                                                                       Inception
Periods Ended 12/31/04                              1 Year               3/31/00
--------------------------------------------------------------------------------

Institutional Large-Cap
Value Fund                                           16.09%                9.67%

Russell 1000 Value Index                             16.49                 5.45

Lipper Large-Cap Value
Funds Index                                          12.00                 1.47

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-638-8790.

This table shows how the portfolio would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on portfolio distributions or the redemption of portfolio shares.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price Institutional Large-Cap Value Fund
--------------------------------------------------------------------------------

                                                                        Expenses
                                 Beginning               Ending      Paid During
                                   Account              Account          Period*
                                     Value                Value        7/1/04 to
                                    7/1/04             12/31/04         12/31/04
--------------------------------------------------------------------------------

Actual                     $      1,000.00      $      1,106.00      $      3.44

Hypothetical
(assumes 5% return
before expenses)                  1,000.00             1,021.87             3.30

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.65%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period.

Financial Highlights

T. Rowe Price Institutional Large-Cap Value Fund

                                  For a share outstanding throughout each period
                     -----------------------------------------------------------

                          Year                                          3/31/00
                         Ended                                          Through
                      12/31/04    12/31/03    12/31/02    12/31/01     12/31/00

NET ASSET VALUE

Beginning of period  $   11.28   $    8.74   $   10.39   $   11.34   $   10.00

Investment activities
  Net investment
  income (loss)           0.17*       0.06*       0.10*       0.16*       0.13*

  Net realized
  and unrealized
  gain (loss)             1.64        2.53       (1.62)       0.32        1.42

  Total from
  investment
  activities              1.81        2.59       (1.52)       0.48        1.55

Distributions
  Net investment
  income                 (0.18)      (0.05)      (0.10)      (0.16)      (0.13)

  Net realized gain      (0.20)          -       (0.03)      (1.27)      (0.08)

  Total
  distributions          (0.38)      (0.05)      (0.13)      (1.43)      (0.21)

NET ASSET VALUE

End of period        $   12.71   $   11.28   $    8.74   $   10.39   $   11.34

Ratios/Supplemental
Data

Total return^            16.09%*     29.66%*   (14.64)%*      4.44%*    15.57%*

Ratio of total
expenses to
average net assets        0.65%*      0.65%*      0.65%*      0.65%*     0.65%*+

Ratio of net
investment income
(loss) to average
net assets                1.91%*      1.98%*      1.98%*      1.37%*     1.65%*+

Portfolio
turnover rate             18.8%       28.9%       25.3%      106.3%      58.4%+

Net assets,
end of period
(in thousands)       $  75,714   $  42,165   $   7,061   $   2,414   $  2,312

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

+    Annualized

* Excludes expenses in excess of a 0.65% contractual expense limitation in effect through 4/30/06.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)

T. Rowe Price Institutional Large-Cap Value Fund

December 31, 2004

                                                    Shares                Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS  98.3%

CONSUMER DISCRETIONARY 13.3%

Automobiles 0.5%

Ford Motor                                          26,099                  382

                                                                            382

Hotels, Restaurants & Leisure 0.7%

McDonald's                                          17,400                  558

                                                                            558

Household Durables 1.2%

Newell Rubbermaid                                   36,800                  890

                                                                            890

Media 9.0%

Comcast, Class A *                                  38,900                1,277

Disney                                              32,900                  915

Dow Jones                                           17,250                  743

Liberty Media, Class A *                            99,900                1,097

Liberty Media
  International, Series A *                          4,994                  231

New York Times, Class A                             17,600                  718

Time Warner *                                       76,450                1,486

Viacom, Class B                                      9,400                  342

                                                                          6,809

Multiline Retail 0.8%

May Department Stores                               20,200                  594

                                                                            594

Specialty Retail 1.1%

Home Depot                                          19,300                  825

                                                                            825

Total Consumer Discretionary                                             10,058

CONSUMER STAPLES 4.9%

Beverages 1.4%

Coca-Cola                                           25,000                1,041

                                                                          1,041

Food & Staples Retailing 0.3%

CVS                                                  4,720                  212

                                                                            212

Food Products 2.0%

Campbell Soup                                       24,050                  719

General Mills                                       16,700                  830

                                                                          1,549

Tobacco 1.2%

Altria Group                                        12,700                  776

UST                                                  3,200                  154

                                                                            930

Total Consumer Staples                                                    3,732

ENERGY 9.6%

Energy Equipment & Services 1.6%

Baker Hughes                                        27,700                1,182

                                                                          1,182

Oil & Gas 8.0%

Amerada Hess                                         8,000                  659

ChevronTexaco                                       35,800                1,880

ExxonMobil                                          64,300                3,296

Marathon Oil                                         6,400                  241

                                                                          6,076

Total Energy                                                              7,258

FINANCIALS 29.8%

Capital Markets 6.4%

Charles Schwab                                      36,300                  434

Franklin Resources                                  12,000                  836

Mellon Financial                                    31,000                  964

Merrill Lynch                                       15,550                  930

Morgan Stanley                                      20,700                1,149

State Street                                        11,200                  550

                                                                          4,863

Commercial Banks 7.1%

Bank of America                                     55,600                2,613

Comerica                                            10,400                  634

SunTrust                                             7,900                  584

U.S. Bancorp                                        49,150                1,539

                                                                          5,370

Consumer Finance 1.7%

American Express                                    22,540                1,271

                                                                          1,271

Diversified Financial Services 7.4%

Citigroup                                           60,033                2,892

J.P. Morgan Chase                                   70,286                2,742

                                                                          5,634

Insurance 6.0%

Chubb                                                2,200                  169

Marsh & McLennan                                    27,500                  905

Prudential                                          18,650                1,025

SAFECO                                              14,950                  781

St. Paul Companies                                  26,100                  968

UnumProvident                                       37,750                  677

                                                                          4,525

Thrifts & Mortgage Finance 1.2%

Freddie Mac                                         12,400                  914

                                                                            914

Total Financials                                                         22,577

HEALTH CARE 5.6%

Pharmaceuticals 5.6%

Bristol Myers Squibb                                24,400                  625

Johnson & Johnson                                   14,500                  920

Merck                                               38,800                1,247

Schering-Plough                                     28,600                  597

Wyeth                                               20,450                  871

Total Health Care                                                         4,260

INDUSTRIALS & BUSINESS SERVICES 14.6%

Aerospace & Defense 4.3%

Honeywell International                             34,300                1,215

Lockheed Martin                                     16,000                  889

Raytheon                                            19,350                  751

Rockwell Collins                                     9,800                  386

                                                                          3,241

Commercial Services & Supplies 1.3%

Waste Management                                    32,500                  973

                                                                            973

Industrial Conglomerates 6.4%

GE                                                 113,300                4,135

Tyco International                                  20,750                  742

                                                                          4,877

Road & Rail 2.6%

CSX                                                 22,200                  890

Union Pacific                                       15,600                1,049

                                                                          1,939

Total Industrials & Business Services                                    11,030



INFORMATION TECHNOLOGY 4.7%

Communications Equipment 0.8%

Motorola                                            32,800                  564

                                                                            564

Computers & Peripherals 1.5%

Hewlett-Packard                                     53,434                1,121

                                                                          1,121

Semiconductor & Semiconductor Equipment 0.9%

Texas Instruments                                   29,000                  714

                                                                            714

Software 1.5%

Microsoft                                           43,500                1,162

                                                                          1,162

Total Information Technology                                              3,561

MATERIALS 5.4%

Chemicals 2.9%

Dow Chemical                                        12,250                  606

DuPont                                              19,440                  954

Hercules *                                          44,650                  663

                                                                          2,223

Metals & Mining 1.1%

Nucor                                               15,100                  790

                                                                            790

Paper & Forest Products 1.4%

International Paper                                 24,800                1,042

                                                                          1,042

Total Materials                                                           4,055

TELECOMMUNICATION SERVICES 6.1%

Diversified Telecommunication Services 6.1%

Alltel                                              12,900                  758

AT&T                                                23,380                  446

Qwest Communications *                             175,100                  777

Sprint                                              38,050                  946

Verizon Communications                              41,600                1,685

Total Telecommunication Services                                          4,612

UTILITIES 4.3%

Electric Utilities 1.1%

FirstEnergy                                         21,400                  845

Gas Utilities 1.7%

NiSource                                            55,000                1,253

                                                                          1,253

Multi-Utilities & Unregulated Power 1.5%

Duke Energy                                         45,550                1,154

                                                                          1,154

Total Utilities                                                           3,252

Total Common Stocks (Cost $64,359)                                       74,395

SHORT-TERM INVESTMENTS 1.5%

Money Market Fund 1.5%

T. Rowe Price Reserve Investment
  Fund, 2.28% #+                                 1,140,394                1,140

Total Short-Term
Investments (Cost $1,140)                                                 1,140

Total Investments in Securities

99.8% of Net Assets (Cost $65,499)                           $           75,535
                                                             -------------------

(1)  Denominated in U.S. dollars unless otherwise noted

*    Non-income producing

#    Seven-day yield

+    Affiliated company--See Note 4

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

T. Rowe Price Institutional Large-Cap Value Fund

December 31, 2004

(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $1,140)                       $              1,140

  Non-affiliated companies (cost $64,359)                                74,395

  Total investments in securities                                        75,535

Other assets                                                                581

Total assets                                                             76,116

Liabilities

Total liabilities                                                           402

NET ASSETS                                                 $             75,714
                                                           --------------------

Net Assets Consist of:

Undistributed net investment income (loss)                 $                 20

Undistributed net realized gain (loss)                                      423

Net unrealized gain (loss)                                               10,036

Paid-in-capital applicable to 5,954,896 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized                       65,235

NET ASSETS                                                 $             75,714
                                                           --------------------

NET ASSET VALUE PER SHARE                                  $              12.71
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

Statement of Operations

T. Rowe Price Institutional Large-Cap Value Fund

($ 000s)

                                                                            Year
                                                                           Ended
                                                                        12/31/04

Investment Income (Loss)

Dividend income                                            $              1,373

Expenses
  Investment management                                                     294

  Custody and accounting                                                     98

  Legal and audit                                                            12

  Registration                                                               10

  Prospectus and shareholder reports                                          5

  Directors                                                                   5

  Miscellaneous                                                               7

  Reductions/repayments of fees and expenses

    Investment management fees (waived) repaid                              (83)

  Total expenses                                                            348

Net investment income (loss)                                              1,025

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                              1,465

  Futures                                                                    14

  Net realized gain (loss)                                                1,479

Change in net unrealized gain (loss) on securities                        6,798

Net realized and unrealized gain (loss)                                   8,277

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $              9,302
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

T. Rowe Price Institutional Large-Cap Value Fund

($ 000s)

                                                      Year
                                                     Ended
                                                  12/31/04              12/31/03

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)             $         1,025      $           204

  Net realized gain (loss)                           1,479                  110

  Change in net unrealized gain (loss)               6,798                3,540

  Increase (decrease) in net assets
  from operations                                    9,302                3,854

Distributions to shareholders
  Net investment income                             (1,042)                (169)

  Net realized gain                                 (1,158)                   -

  Decrease in net assets
  from distributions                                (2,200)                (169)

Capital share transactions *
  Shares sold                                       28,034               31,766

  Distributions reinvested                           2,029                  168

  Shares redeemed                                   (3,616)                (515)

  Increase (decrease) in net assets from
  capital share transactions                        26,447               31,419

Net Assets

Increase (decrease) during period                   33,549               35,104

Beginning of period                                 42,165                7,061

End of period                              $        75,714      $        42,165
                                           ---------------      ---------------

(Including undistributed net investment
income of $20 at 12/31/04 and
$35 at 12/31/03)

*Share information
  Shares sold                                        2,362                2,972

  Distributions reinvested                             162                   15

  Shares redeemed                                     (307)                 (57)

  Increase (decrease) in shares outstanding          2,217                2,930

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Institutional Large-Cap Value Fund

December 31, 2004

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Value Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on March 31, 2000. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $2,000 for the year ended December 31, 2004. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments ("variation margin") made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis. During the year ended December 31, 2004, the fund received a one-time special dividend on a security held in its portfolio (Microsoft Corp.). The dividend, which totaled $129,000, represents 9.4% of dividend income reflected in the accompanying financial statements and is not expected to recur.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Futures Contracts
During the year ended December 31, 2004, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $34,692,000 and $10,019,000, respectively, for the year ended December 31, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2004 were characterized as follows for tax purposes:

--------------------------------------------------------------------------------

Ordinary income                                            $          2,026,000

Long-term capital gain                                                  174,000

Total distributions                                        $          2,200,000
                                                           --------------------

At December 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                    $         10,760,000

Unrealized depreciation                                                (724,000)

Net unrealized appreciation (depreciation)                           10,036,000

Undistributed ordinary income                                           170,000

Undistributed long-term capital gain                                    273,000

Paid-in capital                                                      65,235,000

Net assets                                                 $         75,714,000
                                                           --------------------

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to undistributed income on which the fund paid tax. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                        $              2,000

Paid-in capital                                                          (2,000)

At December 31, 2004, the cost of investments for federal income tax purposes was $65,499,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.55% of the fund's average daily net assets. The fee is computed daily and paid monthly. At December 31, 2004, investment management fee payable totaled $27,000.

The fund is also subject to a contractual expense limitation through April 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.65%. Through April 30, 2008, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund's expense ratio to exceed its expense limitation. Pursuant to this agreement, at December 31, 2004, management fees waived and expenses previously reimbursed by the manager remain subject to repayment by the fund in the following amounts: $218,000 through December 31, 2005, and $83,000 through April 30, 2008.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $64,000 for Price Associates and $3,000 for T. Rowe Price Services. At period-end, a total of $5,000 of these expenses was payable.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $13,000, and the value of shares of the Reserve Funds held at December 31, 2004 and December 31, 2003 was $1,140,000 and $4,419,000, respectively.

As of December 31, 2004, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 244,029 shares of the fund, representing 4% of the fund's net assets.

T. Rowe Price Institutional Large-Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and Shareholders of T. Rowe Price Institutional Large-Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Large-Cap Value Fund (one of the portfolios comprising T. Rowe Price Institutional Equity Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. Rowe Price Institutional Large-Cap Value Fund

Tax Information (Unaudited) for the Tax Year Ended 12/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o $984,000 from short-term capital gains,
o $174,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $1,357,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $1,349,000 of the fund's income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price Institutional Large-Cap Value Fund

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of
T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)
Year Elected*
Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

Anthony W. Deering
(1945)
2001
Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers; Director, Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.
(1943)
1996
Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm

David K. Fagin
(1938)
1996
Director, Golden Star Resources Ltd., Canyon Resources Corp. (5/00 to present), and Pacific Rim Mining Corp. (2/02 to present); Chairman and President, Nye Corp.

Karen N. Horn
(1943)
2003
Managing Director and President, Global Private Client Services, Marsh Inc. (1999-2003); Managing Director and Head of International Private Banking, Bankers Trust (1996-1999); Director, Eli Lilly and Company and Georgia Pacific (5/04 to present)

F. Pierce Linaweaver
(1934)
2001
President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers

John G. Schreiber
(1946)
2001
Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust and The Rouse Company, real estate developers

* Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

T. Rowe Price Institutional Large-Cap Value Fund

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

James A.C. Kennedy, CFA
(1953)
1997
[43]
Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Investment Services Limited and T. Rowe Price International, Inc.

James S. Riepe
(1943)
1996
[112]
Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc.,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc.; Chairman of the Board, Institutional Equity Funds

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served
Principal Occupation(s)

Preston G. Athey, CFA, CIC (1949)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Brian W.H. Berghuis, CFA (1958)
Executive Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Stephen W. Boesel (1944)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Stephen V. Booth, CPA (1961)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier (1960)
Treasurer, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Roger L. Fiery III, CPA (1959)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)
Chief Compliance Officer, Institutional Equity Funds
Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
T. Rowe Price Investment Services, Inc., and T. Rowe Price Group, Inc.

Gregory S. Golczewski (1966)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Henry H. Hopkins (1942)
Vice President, Institutional Equity Funds
Director and Vice President, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.

Thomas J. Huber, CFA (1966)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John D. Linehan, CFA (1965)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

Patricia B. Lippert (1953)
Secretary, Institutional Equity Funds
Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Gregory A. McCrickard, CFA (1958)
Executive Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Joseph M. Milano, CFA (1972)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Charles G. Pepin (1966)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Larry J. Puglia, CFA, CPA (1960)
Executive Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Brian C. Rogers, CFA, CIC (1955)
President, Institutional Equity Funds
Chief Investment Officer, Director, and Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.; Director and Vice President, T. Rowe Price Trust Company

Robert W. Sharps, CFA, CPA (1971)
Executive Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Robert W. Smith (1961)
Executive Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

John F. Wakeman (1962)
Executive Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David J. Wallack (1960)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price

Richard T. Whitney, CFA (1958)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. Rowe Price Investment Services, Inc., Distributor.

42438

E130-050  12/31/04


Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.


Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                              $6,252                $7,803
     Audit-Related Fees                         871                   446
     Tax Fees                                 1,695                 2,027
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005